                                  Exhibit 10
                                  ----------

Following is an amendment to Paragraph 1(d) Change of Control of each of the Executive Severance Agreements identified below. The amendments were signed and dated May 6, 1999 by and between ADVO, Inc. and each of the executive officers.

             Executive Severance Agreements
             ------------------------------


Executive Officer             Where Located
-----------------             -------------

Gary M. Mulloy                Incorporated by reference to
                              Exhibit 10(m) to the Company's
                              Annual Report on Form 10-K
                              for the fiscal year ended
                              September 28, 1996.

Myron L. Lubin                Incorporated by reference to
Rick Kurz                     Exhibit 10(m) to the Company's
                              Annual Report on Form 10-K
                              for the fiscal year ended
                              September 30, 1995.

Donald E. McCombs             Incorporated by reference to
                              Exhibit 10(m) to the Company's
                              Annual Report on Form 10-K
                              for the fiscal year ended
                              September 27, 1997.

A. Brian Sanders              Incorporated by reference to
                              Exhibit 10(k) to the Company's
                              Annual Report on Form 10-K
                              for the fiscal year ended
                              September 27, 1997.

Julie  A. Abraham             Incorporated by reference to
Vincent Giuliano              Exhibit 10(n) to the Company's
                              Annual Report on Form 10-K
                              for the fiscal year ended
                              September 26, 1998.

B. Kabe Woods                 Incorporated by reference to
                              Exhibit 10(r) to the Company's
                              Annual Report on Form 10-K
                              for the fiscal year ended
                              September 26, 1998.

Henry S. Evans                Incorporated by reference to
                              Exhibit 10(q) to the Company's
                              Annual Report on Form 10-K
                              for the fiscal year ended
                              September 26, 1998.

Mardelle Pena                 Incorporated by reference to
                              Exhibit 10(p) to the Company's
                              Annual Report on Form 10-K
                              for the fiscal year ended
                              September 26, 1998.

David M. Stigler              Incorporated by reference to
                              Exhibit 10(o) to the Company's
                              Annual Report on Form 10-K
                              for the fiscal year ended
                              September 26, 1998.

(d) "Change in Control" means the occurrence during the Term of any of the following events:

(i) Any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) acquires securities of the Company and immediately thereafter is the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities (except that an acquisition of securities directly from the Company shall not be deemed an acquisition for purposes of this clause
(i));

(ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved by excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms as used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

(iii) The consummation of a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation in which no premium is intended to be paid to any shareholder participating in the merger or consolidation;

(iv) The stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

(v) any other event occurs which the Board determines, in its discretion, would materially alter the structure or its ownership.